                                        SUPPLEMENT NO. 1 dated November 22, 2002

TO   PROSPECTUS dated May 30, 2002


FOR  STATE STREET RESEARCH ASSET ALLOCATION FUND
     A SERIES OF STATE STREET RESEARCH INCOME TRUST

THE FUND - PRINCIPAL RISKS

The following is added subsequent to the seventh paragraph of the section captioned "Principal Risks," at page 4 of the prospectus:

The fund gains exposure to foreign markets through the use of futures or other derivative securities, but generally does not invest directly in foreign securities.

OTHER INFORMATION - OTHER SECURITIES AND RISKS

The following is added at the end of the section captioned "Other Securities and Risks" at page 25 of the prospectus:

MORTGAGE AND ASSET-BACKED SECURITIES Mortgage and asset-backed securities represent interests in pools of debt such as mortgage notes and credit card accounts.

The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher, than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

                                                                    AA-6923-1102
[STATE STREET RESEARCH LOGO]                     Control Number: (exp0803)SSR-LD

[GRAPHIC OF CLOCK]

[LOGO] STATE STREET RESEARCH
ASSET ALLOCATION FUND
PROSPECTUS - May 30, 2002

AN ASSET ALLOCATION FUND INVESTING IN A DYNAMIC MIX OF STOCKS, BONDS AND OTHER SECURITIES.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS WILL ALSO BE AVAILABLE IN CHINESE AND SPANISH IN JULY BY CALLING THE STATE STREET RESEARCH SERVICE CENTER AT 1-888-638-3193

                                    CONTENTS

2    THE FUND

2    Goal and Strategies
3    Principal Risks
6    Volatility and Performance
8    Investor Expenses
10   Investment Management

11   YOUR INVESTMENT

11   Opening an Account
11   Choosing a Share Class
12   Sales Charges
15   Dealer Compensation
16   Buying and Selling Shares
20   Account Policies
22   Distributions and Taxes
23   Investor Services

24   OTHER INFORMATION

24   Other Securities and Risks
26   Financial Highlights
29   Board of Trustees

BACK COVER For Additional Information

                                    THE FUND

[CHESS PIECE]

GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks a high total return while attempting to limit investment risk and preserve capital.

PRINCIPAL STRATEGIES In managing its portfolio, the fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the investment manager monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories.

The assets allocated to the stock and bond categories undergo a further allocation process. The portfolio management team assigns varying percentages to individual investment team members. Some team members are responsible for particular types of stock investments, such as stocks of larger companies, smaller companies, companies that appear to be trading below their true worth or international companies.

Other members are responsible for various types of bond investments, such as investment grade securities, junk bonds and international debt. The fund reserves the right to invest up to 25% of total assets in junk bonds (at the time of purchase, within Standard & Poor's BB or B major rating categories or Moody's Ba or B major rating categories, or their unrated equivalents).

[SIDEBAR]

[MAGNIFYING GLASS]

WHO MAY WANT TO INVEST
State Street Research Asset Allocation Fund is designed for investors who seek one or more of the following:
-    a foundation for a long-term portfolio

-    professional asset allocation within a single fund

-    a fund that is highly diversified

The fund is NOT appropriate for investors who:

-    want to avoid even moderate volatility or possible losses

-    are seeking either maximum growth or high income

-    are making short-term investments

-    are investing emergency reserve money
[END SIDEBAR]

Based on its economic outlook, the fund may allocate a portion of its investments to inflation-responsive securities: securities that tend to appreciate when inflation rates increase. These may include stocks of energy and natural resource companies, commodities and precious metals.

The fund generally does not invest substantially in money market instruments, such as high-quality, short-term U.S. securities. However, it will hold cash for defensive purposes during unusual market conditions or to maintain liquidity. For more information about the fund's investments and practices, see page 24.

[STOP SIGN]

PRINCIPAL RISKS

Because the fund pursues an asset allocation strategy, its major risks include the risk that the fund will not correctly anticipate the relative performance of different asset categories over specific periods. In such cases, the fund may underperform other types of asset allocation investments or other types of investments in general.

To the extent that the fund invests in stocks, it takes on the risks of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

In addition, certain categories of stocks may involve particular types of risk. As a general rule growth stocks are more sensitive to market movements, in part because their market prices tend to reflect future expectations. Smaller company stocks also tend to be more sensitive to market movements, usually because they may be less widely traded or the companies may be less able to withstand economic downturns. Larger, more established companies may be unable to respond as quickly to competitive challenges. Stocks that appear to be trading below their true worth may not achieve their expected values because the factors causing them to be underpriced do not change.

To the extent that the fund invests in bonds, it takes on the risks of bond investing, including the tendency of bond prices to fall when interest rates rise. This risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. Junk bonds have a higher risk of default than investment grade bonds, are more affected by the financial health of the issuer and the economy generally, and their market prices can be more volatile.

Foreign securities present risks beyond those of U.S. securities. They are generally more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Moreover, changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed markets.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Inflation-responsive investments may not fully compensate for the effects of inflation. Stocks of energy and natural resource companies usually are affected by variations in the markets for their commodities.

Because of the fund's management approach, which may include short-term trading, the fund's portfolio turnover rate may be above-average at times for an asset allocation fund. High turnover will increase the fund's transaction costs and may increase your tax liability if there are capital gains.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 24.

A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

[SIDEBAR]
[MAGNIFYING GLASS]

WHAT IS ASSET ALLOCATION?

Asset allocation is a strategy used to apportion investments among categories of assets, such as stocks, bonds and money market instruments. In many instances, various categories will respond differently to economic conditions. To the extent that they do, having a portfolio diversified across multiple categories can help limit volatility by cushioning the impact of poor performance of any one type of investment. Investing across several different asset categories can also enhance long-term performance by capturing the opportunities available in each area at different times.

Through an asset allocation fund, investors can benefit from the experience of a professional manager who analyzes market and economic conditions to identify the most promising asset classes. Some funds take a more structured approach to asset allocation, varying only slightly from their "neutral" proportions of stocks, bonds and money market instruments. Other funds take a "market timer" approach, making dramatic shifts among asset classes in response to short-term market conditions. This fund generally avoids both extremes. It is not bound by any "neutral" allocation and it has no set limits on the percentage of its assets that must be invested in any one category or sector, giving it the ability to adapt to changing markets and invest wherever opportunities appear greatest. On the other hand, the fund tends to avoid large, sudden shifts in the composition of its portfolio, taking a more incremental approach to asset allocation by focusing on longer term market conditions. In addition, this fund has added another asset category, inflation-responsive investments.

By pursuing an asset allocation strategy through diligent research and active management, the fund is designed to be the cornerstone of an investor's long-term portfolio.
[END SIDEBAR]

                           VOLATILITY AND PERFORMANCE

[CHART]

                                                                  YEARS ENDED DECEMBER 31
                                     ---------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)  1992     1993     1994     1995       1996    1997     1998      1999     2000     2001
----------------------------------------------------------------------------------------------------------------------------
                                     7.86    22.08    (5.85)   22.75      20.13   16.27     8.25     12.95     8.59     4.15

BEST QUARTER: fourth quarter 2001, up 16.29%

RETURN FROM 1/1/02 TO 3/31/02 (not annualized): down 0.10%

WORST QUARTER: third quarter 2001, down 11.26%

                                                                                    AS OF DECEMBER 31, 2001
                                                                              ----------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (AT MAXIMUM APPLICABLE SALES CHARGE)               1 YEAR        5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------------------------------------
CLASS A (%)       Return Before Taxes                                          (1.84)          8.67         10.73
                  Return After Taxes on Distributions                          (4.22)          5.50          7.80
                  Return After Taxes on Distributions and Sale of Fund Shares  (0.94)          5.80          7.61
CLASS B(1) (%)(a) Return Before Taxes                                          (1.44)          8.90         10.68
CLASS B (%)       Return Before Taxes                                          (1.44)          8.88         10.68
CLASS C (%)       Return Before Taxes                                           2.45           9.17         10.68
CLASS S (%)       Return Before Taxes                                           4.58          10.27         11.64
S&P 500 INDEX (%)
                  Return Before Taxes                                         (11.88)         10.70         12.93
LEHMAN BROTHERS AGGREGATE BOND INDEX (%)
                  Return Before Taxes                                           8.44           7.43          7.23
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX (%)
                  Return Before Taxes                                          (7.21)          6.88          8.59

[FOOTNOTE]
(a) PERFORMANCE FOR CLASS B(1) REFLECTS CLASS B PERFORMANCE THROUGH DECEMBER 31,1998. CLASS B(1) WAS INTRODUCED ON JANUARY 1,1999.
[END FOOTNOTE]

[SIDEBAR]

[MAGNIFYING GLASS]

UNDERSTANDING VOLATILITY AND PERFORMANCE

The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

     Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions
     (Pre-Liquidation) and (3) Return After Taxes on Distributions and Sale of Fund Shares (Post-Liquidation). After-tax returns are shown only for Class A shares. The after-tax returns for the other classes will vary.

     Return Before Taxes includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

     Return After Taxes on Distributions includes the effects of fund expenses, applicable federal taxes with respect to distributions and maximum sales charges for Class A shares, and assumes that you continue to hold your shares at the end of the period.

     Return After Taxes on Distributions and Sale of Fund Shares includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of your shares and maximum sales charges for Class A shares, and assumes that you sold all of your shares at the end of the period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Also included are three independent measures of performance. Two are unmanaged indices: the S&P 500 (officially, the "S&P 500 Composite Stock Price Index") which includes 500 U.S. stocks, and the Lehman Brothers Aggregate Bond Index which includes fixed-rate debt issues rated investment grade or higher. The Lipper Flexible Portfolio Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

     While the fund does not seek to match the returns or the volatility of any index, these indices are good indicators of general stock and bond market performance, and can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices include the effects of sales charges. Also, even if your portfolio were identical to the S&P 500 or the Lehman Brothers Aggregate Bond Index, your returns would always be lower, because these indices do not include brokerage or administrative expenses.

     In both the bar chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B(1), Class B and Class C from before 1993 had reflected their current service/distribution (12b-1) fees (as described on page 8), these returns would have been lower.

     Keep in mind that past performance is no guarantee of future results.

[END SIDEBAR]

                               INVESTOR EXPENSES

                                                                              CLASS DESCRIPTIONS BEGIN ON PAGE 11
                                                                  ------------------------------------------------------------
SHAREHOLDER FEES (% of offering price)                            CLASS A     CLASS B(1)    CLASS B       CLASS C      CLASS S
------------------------------------------------------------------------------------------------------------------------------
                        Maximum front-end sales charge (load)      5.75          0.00         0.00         0.00         0.00
                        Maximum deferred sales charge (load)       0.00(a)       5.00         5.00         1.00         0.00

ANNUAL FUND OPERATING EXPENSES (% of average net assets)          CLASS A     CLASS B(1)    CLASS B      CLASS C      CLASS S
-----------------------------------------------------------------------------------------------------------------------------
                        Management fee                             0.74          0.74         0.74         0.74         0.74
                        Service/distribution (12b-1) fees          0.30(b)       1.00         1.00         1.00         0.00
                        Other expenses                             0.37          0.37         0.37         0.37         0.37
                                                                   ----          ----         ----         ----         ----
                        TOTAL ANNUAL FUND OPERATING EXPENSES*      1.41          2.11         2.11         2.11         1.11
                                                                   ====          ====         ====         ====         ====
                        [FOOTNOTE]
                        * BECAUSE SOME OF THE FUND'S EXPENSES
                          HAVE BEEN REDUCED THROUGH EXPENSE
                          OFFSET ARRANGEMENTS, ACTUAL TOTAL
                          OPERATING EXPENSES FOR THE PRIOR
                          YEAR WOULD HAVE BEEN:                    1.40          2.10         1.10(c)      2.10         1.10
                        [END FOOTNOTE]

EXAMPLE                 YEAR                                      CLASS A     CLASS B(1)       CLASS B       CLASS C     CLASS S
--------------------------------------------------------------------------------------------------------------------------------
                         1                                         $710        $714/$214      $714/$214     $314/$214      $113
                         3                                         $996        $961/$661      $961/$661       $661         $353
                         5                                        $1,302     $1,334/$1,134  $1,334/$1,134    $1,134        $612
                        10                                        $2,169        $2,263         $2,263        $2,441       $1,352

[FOOTNOTES]
(a)  EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE PAGE 12.
(b) THE TRUSTEES MAY INCREASE THE CURRENT SERVICE/DISTRIBUTION FEE RATE SHOWN FOR CLASS A AT ANY TIME, PROVIDED THAT THE FEES DO NOT EXCEED A MAXIMUM OF 0.40%

(c) REFLECTS WAIVER OF A PORTION OF THE 12b-1 FEES AS IF THE WAIVER HAD BEEN IN PLACE DURING THE FUND'S ENTIRE PREVIOUS FISCAL YEAR. THE FUND EXPECTS THE WAIVER TO CONTINUE THROUGH THE CURRENT FISCAL YEAR, ALTHOUGH THERE IS NO GUARANTEE THAT IT WILL.
[END FOOTNOTES]

[SIDEBAR]

[MAGNIFYING GLASS]

UNDERSTANDING INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year, and current results may be different.

- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A shares after eight years.

When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.

The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[END SIDEBAR]

[THINKER]

INVESTMENT MANAGEMENT

The fund was previously called State Street Research Strategic Growth & Income Fund and changed its name to State Street Research Asset Allocation Fund in 2002. The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. As of March 31, 2002, State Street Research, together with its affiliate SSR Realty, managed approximately $51 billion in assets, of which $32 billion represented institutional clients, $11 billion represented retail mutual funds and individually managed accounts, and approximately $8 billion represented sub-advisory relationships.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.75% of the first $500 million of net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. The investment manager is a subsidiary of MetLife, Inc.

In May 2002, the fund adopted a team approach to its day-to-day portfolio management. A group of equity and fixed income professionals determines overall sector allocations based on input from the investment manager's Asset Allocation Committee. Varying portions of the fund's portfolio are then assigned to professionals in the investment manager's fixed income and equity sector teams, who are responsible for different types of bond and stock investments, such as government securities, corporate bonds, growth stocks and value stocks.

                                 YOUR INVESTMENT

[KEY]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[CHECKLIST]

CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

CLASS A -- FRONT LOAD

-    Initial sales charge of 5.75% or less

- Lower sales charges for larger investments; see sales charge schedule at right

- Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of 0.40%

CLASS B(1) -- BACK LOAD

-    No initial sales charge

-    Deferred sales charge of 5% or less on shares you sell within six years

-    Annual service/distribution (12b-1) fee of 1.00%

- Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

-    Available only to current Class B shareholders; see page 13 for details

CLASS C -- LEVEL LOAD

-    No initial sales charge

- Deferred sales charge of 1%, paid if you sell shares within one year of purchase

-    Lower deferred sales charge than Class B(1) shares

-    Annual service/distribution (12b-1) fee of 1.00%

- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

-    No sales charges of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

SALES CHARGES

CLASS A -- FRONT LOAD

WHEN YOU INVEST             THIS % IS   WHICH EQUALS
THIS AMOUNT                  DEDUCTED    THIS % OF
                            FOR SALES     YOUR NET
                             CHARGES     INVESTMENT
Up to $50,000                 5.75          6.10
$50,000 - $100,000            4.50          4.71
$100,000 - $250,000           3.50          3.63
$250,000 - $500,000           2.50          2.56
$500,000 - $1 million         2.00          2.04
$1 million or more                see below

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 14.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD

                            THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES        AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU      OF SALE, IF LOWER) IS DEDUCTED
BOUGHT THEM                 FROM YOUR PROCEEDS
----------------------------------------------------------
First year                             5.00
Second year                            4.00
Third year                             3.00
Fourth year                            3.00
Fifth year                             2.00
Sixth year                             1.00
Seventh or eighth year                 None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                           THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES       AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU     OF SALE, IF LOWER) IS DEDUCTED
BOUGHT THEM                FROM YOUR PROCEEDS
---------------------------------------------------------
First year                           1.00
Second year or later                 None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant-initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[SIDEBAR]

[MAGNIFYING GLASS]

UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 12 through 14, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.
The fund may pay certain service and distribution fees for a class out of fund assets, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.
[END SIDEBAR]

[CHECK]

DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

DEALER COMMISSIONS (%)          CLASS A    CLASS B(1)  CLASS B    CLASS C   CLASS S
------------------------------------------------------------------------------------
Sales commission               See below     4.00       4.00       1.00      0.00
 Investments up to $50,000        5.00         --         --         --        --
 $50,000 to $100,000              4.00         --         --         --        --
 $100,000 to $250,000             3.00         --         --         --        --
 $250,000 to $500,000             2.00         --         --         --        --
 $500,000 to $1 million           1.75         --         --         --        --
 $1 million and over(a)
   $1 million to $3 million       1.00         --         --         --        --
   Next $2 million                0.75         --         --         --        --
   Next $2 million                0.50         --         --         --        --
   Amount over $7 million         0.25         --         --         --        --
Annual fee                        0.25       0.25       0.25       1.00      0.00

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

[FOOTNOTE]
(a) IF YOUR FINANCIAL PROFESSIONAL DECLINES THIS COMMISSION, THE ONE-YEAR CDSC ON YOUR INVESTMENT IS WAIVED.
[END FOOTNOTE]

                           BUYING AND SELLING SHARES

[CASH REGISTER]

POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

-    $1,000 for accounts that use the Investamatic program(a)

-    $2,000 for Individual Retirement Accounts(a)

-    $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

-    $50 for any account

Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

[FOOTNOTE]
(a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.
[END FOOTNOTE]

                                                INSTRUCTIONS FOR BUYING SHARES
----------------------------------------------------------------------------------------------------------------------------
                                         TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT
[BRIEFCASE]
THROUGH A PROFESSIONAL OR PROGRAM        Consult your financial professional or     Consult your financial professional or
                                         your program materials.                    your program materials.

BY MAIL                                  Make your check payable to "State Street   Call State Street Research to obtain a
[MAILBOX]                                Research Funds." Forward the check and     control number. Instruct your bank to
                                         your application to State Street           wire funds to:
                                         Research.

[CAPITAL BUILDING]                       Call to obtain an account number and       Call State Street Research to obtain a
BY FEDERAL FUNDS WIRE                    forward your application to State Street   control number. Instruct your bank to
                                         Research. Wire funds using the             wire funds to:
                                         instructions at right.
                                                                                    State Street Bank and Trust Company,
                                                                                    Boston, MA
                                                                                    -    ABA: 011000028
                                                                                    -    BNF: fund name and share class you
                                                                                         want to buy
                                                                                    -    AC: 99029761
                                                                                    -    OBI: your name AND your account
                                                                                         number
                                                                                    -    Control: the number given to you by
                                                                                         State Street Research

BY ELECTRONIC FUNDS TRANSFER (ACH)       Verify that your bank is a member of the   Call State Street Research to verify
[PLUG]                                   ACH (Automated Clearing House) system.     that the necessary bank information is
                                         Forward your application to State Street   on file for your account. If it is, you
                                         Research. Please be sure to include the    may request a transfer by telephone or
                                         appropriate bank information. Call State   Internet. If not, please ask State
                                         Street Research to request a purchase.     Street Research to provide you with an
                                                                                    EZ Trader application.

[CALENDAR]                               Forward your application, with all         Call State Street Research to verify
BY INVESTAMATIC                          appropriate sections completed, to State   that Investamatic is in place on your
                                         Street Research, along with a check for    account, or to request a form to add it.
                                         your initial investment payable to         Investments are automatic once
                                         "State Street Research Funds."             Investamatic is in place.

BY EXCHANGE                              Read the prospectus for the fund into      Read the prospectus for the fund into
[ARROWS GOING IN OPPOSITE DIRECTIONS]    which you are exchanging. Call State       which you are exchanging. Call State
                                         Street Research or visit our web site.     Street Research or visit our web site.

STATE STREET RESEARCH SERVICE CENTER PO Box 8408, Boston, MA 02266-8408 INTERNET www.ssrfunds.com
CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00
p.m., eastern time)

[CASH REGISTER]

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

-    you are selling more than $100,000 worth of shares

-    the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

CORPORATE ACCOUNTS: certified copy of a corporate resolution

FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.
TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following business day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                       INSTRUCTIONS FOR SELLING SHARES
                                       TO SELL SOME OR ALL OF YOUR SHARES
[BRIEFCASE]                            Consult your financial professional or your program materials.
THROUGH A PROFESSIONAL OR PROGRAM

BY MAIL                                Send a letter of instruction, an endorsed stock power or share certificates (if
[MAILBOX]                              you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[CAPITAL BUILDING]                     Check with State Street Research to make sure that a wire redemption privilege,
BY FEDERAL FUNDS WIRE                  including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street
                                       Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                                       Transactions" on facing page.)

BY ELECTRONIC FUNDS TRANSFER (ACH)     Check with State Street Research to make sure that the EZ Trader feature,
[PLUG]                                 including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street
                                       Research by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

[COMPUTER]                             Visit our web site. Certain limitations may apply.
BY INTERNET

BY TELEPHONE                           As long as the transaction does not require a written request (see facing page),
[TELEPHONE]                            you or your financial professional can sell shares by calling State Street
                                       Research. A check will be mailed to your address of record on the following business day.

[ARROWS GOING IN OPPOSITE DIRECTIONS]  Read the prospectus for the fund into which you are exchanging. Call State
BY EXCHANGE                            Street Research or visit our web site.

BY SYSTEMATIC WITHDRAWAL PLAN          See plan information on page 23.
[CALENDAR]

STATE STREET RESEARCH SERVICE CENTER PO Box 8408, Boston, MA 02266-8408 INTERNET www.ssrfunds.com
CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00
p.m., eastern time)

ACCOUNT POLICIES

[POLICIES]

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.

You may also use our web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calcu-lates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above

- Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

-    All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

-    The fund reserves the right to redeem in kind

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

["UNCLE SAM"]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income to shareholders four times a year. Net capital gains, if any, are typically distributed around the end of the fund's fiscal year, which is March
31. To comply with tax regulations, the fund may also be required to pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distribu-tions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

[SIDEBAR]

[MAGNIFYING GLASS]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

- investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

- selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)
[END SIDEBAR]

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[HANDS]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any additional funds must meet minimum initial investment requirements.

CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

OTHER INFORMATION

[POLICIES]

OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED OR ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

SECURITIES RATINGS When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security.

INTERNATIONAL EXPOSURE Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

DEFENSIVE INVESTING The fund may take temporary defensive positions at times to avoid losses in response to adverse market, economic, political or other conditions. At such times, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

INVESTMENTS IN OTHER MUTUAL FUNDS The fund may invest in securities of other mutual funds, including exchange-traded funds. To the extent the fund invests in another mutual fund, it assumes the risks associated with an investment in that fund, such as a disruption in the markets in which the other mutual fund invests.

Exchange-traded funds are purchased and sold like traditional publicly-traded securities. Many exchange-traded funds are intended to track the performance of a securities market index, such as the S&P 500. The price movement of an exchange-traded fund that intends to track a particular market index may not perfectly parallel the price action of the index. Because the markets for shares of many exchange-traded funds are new and still developing, those shares may, from time to time, be illiquid.

                              FINANCIAL HIGHLIGHTS
[HEADNOTE]
THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE OVER THE PAST FIVE YEARS. THE INFORMATION IN THESE TABLES HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THEIR REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.
[END HEADNOTE]

                                                                                        CLASS A
                                                     ------------------------------------------------------------------------------
                                                                                  Years ended March 31
                                                     ------------------------------------------------------------------------------
PER SHARE DATA                                       1998(a)           1999(a)           2000(a)           2001(a)         2002(a)
 NET ASSET VALUE, BEGINNING OF YEAR ($)                10.40             11.60             10.40             11.69           10.10
                                                     -------           -------           -------           -------         -------
   Net investment income ($)*                           0.22              0.25              0.24              0.28            0.20
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and
   futures contracts ($)                                2.61             (0.35)             1.48             (0.29)           0.60
                                                     -------           -------           -------           -------         -------
 TOTAL FROM INVESTMENT OPERATIONS ($)                   2.83             (0.10)             1.72             (0.01)           0.80
                                                     -------           -------           -------           -------         -------
   Dividends from net investment
     income ($)                                        (0.23)            (0.22)            (0.22)            (0.22)          (0.22)
   Distributions from capital gains ($)                (1.40)            (0.88)            (0.21)            (1.36)          (0.49)
                                                     -------           -------           -------           -------         -------
 TOTAL DISTRIBUTIONS ($)                               (1.63)            (1.10)            (0.43)            (1.58)          (0.71)
                                                     -------           -------           -------           -------         -------
 NET ASSET VALUE, END OF YEAR ($)                      11.60             10.40             11.69             10.10           10.19
                                                     =======           =======           =======           =======         =======
 Total return (%)(b)                                   29.62             (0.66)            16.88              0.29            8.15
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year ($ thousands)             330,421           309,752           304,400           272,813         320,614
 Expense ratio (%)*                                     1.28              1.28              1.30              1.46            1.41
 Expense ratio after expense
 reductions (%)*                                        1.28              1.27              1.29              1.44            1.40
 Ratio of net investment income
 to average net assets (%)*                             1.96              2.32              2.23              2.61            1.95
 Portfolio turnover rate (%)                          133.30            136.37            122.57            180.98          185.79
 *REFLECTS VOLUNTARY REDUCTION OF
 EXPENSES OF THESE AMOUNTS (%)                          0.02              --                --                --              --


                                                                                   CLASS B(1)
                                                     -----------------------------------------------------------------
                                                                               Years ended March 31
                                                     -----------------------------------------------------------------
PER SHARE DATA                                        1999(a)(e)          2000(a)             2001(a)          2002(a)
 NET ASSET VALUE, BEGINNING OF YEAR ($)                 10.35               10.36            11.63            10.05
                                                       ------              ------           ------           ------
   Net investment income ($)*                            0.04                0.17             0.19             0.12
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and
   futures contracts ($)                                 0.01                1.45            (0.27)            0.60
                                                       ------              ------           ------           ------
 TOTAL FROM INVESTMENT OPERATIONS ($)                    0.05                1.62            (0.08)            0.72
                                                       ------              ------           ------           ------
   Dividends from net investment
     income ($)                                         (0.04)              (0.14)           (0.14)           (0.15)
   Distributions from capital gains ($)                  --                 (0.21)           (1.36)           (0.49)
 TOTAL DISTRIBUTIONS ($)                                (0.04)              (0.35)           (1.50)           (0.64)
                                                       ------              ------           ------           ------
 NET ASSET VALUE, END OF YEAR ($)                       10.36               11.63            10.05            10.13
                                                       ======              ======           ======           ======
 Total return (%)(b)                                     0.51(c)            15.93            (0.35)            7.30
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year ($ thousands)               10,289              36,045           56,543           81,440
 Expense ratio (%)*                                      2.08(d)             2.05             2.19             2.11
 Expense ratio after expense
 reductions (%)*                                         2.08(d)             2.04             2.17             2.10
 Ratio of net investment income
 to average net assets (%)*                              1.89(d)             1.48             1.86             1.25
 Portfolio turnover rate (%)                           136.37              122.57           180.98           185.79
 *REFLECTS VOLUNTARY REDUCTION OF
 EXPENSES OF THESE AMOUNTS (%)                           --                  --               --               --

                                       27

                                                                                         CLASS B
                                                     -----------------------------------------------------------------------------
                                                                                   Years ended March 31
                                                     -----------------------------------------------------------------------------
PER SHARE DATA                                         1998(a)          1999(a)           2000(a)            2001(a)        2002(a)
 NET ASSET VALUE, BEGINNING OF YEAR ($)                10.37             11.55             10.36             11.65           10.07
                                                     -------           -------           -------           -------         -------
   Net investment income ($)*                           0.13              0.17              0.16              0.20            0.14
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and futures contracts ($)          2.59             (0.34)             1.47             (0.29)           0.60
                                                     -------           -------           -------           -------         -------
 TOTAL FROM INVESTMENT OPERATIONS ($)                   2.72             (0.17)             1.63             (0.09)           0.74
                                                     -------           -------           -------           -------         -------
   Dividends from net investment income ($)            (0.14)            (0.14)            (0.13)            (0.13)          (0.15)
   Distributions from capital gains ($)                (1.40)            (0.88)            (0.21)            (1.36)          (0.49)
                                                     -------           -------           -------           -------         -------
 TOTAL DISTRIBUTIONS ($)                               (1.54)            (1.02)            (0.34)            (1.49)          (0.64)
                                                     -------           -------           -------           -------         -------
 NET ASSET VALUE, END OF YEAR ($)                      11.55             10.36             11.65             10.07           10.17
                                                     =======           =======           =======           =======         =======
 Total return (%)(b)                                   28.53             (1.31)            15.98             (0.41)           7.56
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year ($ thousands)             368,975           363,517           338,838           288,061         232,871
 Expense ratio (%)*                                     2.03              2.03              2.05              2.19            1.94
 Expense ratio after expense reductions (%)*            2.03              2.02              2.04              2.17            1.93
 Ratio of net investment income
 to average net assets (%)*                             1.21              1.57              1.48              1.89            1.38
 Portfolio turnover rate (%)                          133.30            136.37            122.57            180.98          185.79
 *REFLECTS VOLUNTARY REDUCTION OF
 EXPENSES OF THESE AMOUNTS (%)                          0.02              --                --                --              --


                                                                                    CLASS C
                                                     ------------------------------------------------------------------------------
                                                                              Years ended March 31
                                                     ------------------------------------------------------------------------------
PER SHARE DATA                                          1998(a)          1999(a)          2000(a)          2001(a)         2002(a)
 NET ASSET VALUE, BEGINNING OF YEAR ($)
   Net investment income ($)*                            10.38            11.57            10.38            11.67            10.10
                                                        ------           ------           ------           ------           ------
   Net realized and unrealized gain (loss)                0.13             0.17             0.16             0.20             0.13
   on investments, foreign currency,
   forward contracts and futures contracts ($)
 TOTAL FROM INVESTMENT OPERATIONS ($)                     2.60            (0.34)            1.47            (0.28)            0.59
                                                        ------           ------           ------           ------           ------
   Dividends from net investment income ($)               2.73            (0.17)            1.63            (0.08)            0.72
                                                        ------           ------           ------           ------           ------
   Distributions from capital gains ($)                  (0.14)           (0.14)           (0.13)           (0.13)
 TOTAL DISTRIBUTIONS ($)                                 (1.40)           (0.88)           (0.21)           (1.36)           (0.49)
                                                        ------           ------           ------           ------           ------
 NET ASSET VALUE, END OF YEAR ($)                        (1.54)           (1.02)           (0.34)           (1.49)           (0.63)
                                                        ------           ------           ------           ------           ------
 Total return (%)(b)                                     11.57            10.38            11.67            10.10            10.19
                                                        ======           ======           ======           ======           ======
RATIOS/SUPPLEMENTAL DATA                                 28.59            (1.33)           15.93            (0.35)            7.31
 Net assets at end of year ($ thousands)
 Expense ratio (%)*                                     23,807           20,519           17,093           12,687           13,226
 Expense ratio after expense reductions (%)*              2.03             2.03             2.05             2.19             2.11
 Ratio of net investment income                           2.03             2.02             2.04             2.17             2.10
 to average net assets (%)*
 Portfolio turnover rate (%)                              1.21             1.56             1.47             1.89             1.26
 *REFLECTS VOLUNTARY REDUCTION OF                       133.30           136.37           122.57           180.98           185.79
 EXPENSES OF THESE AMOUNTS (%)                            0.02             --               --               --               --

[FOOTNOTES]
(a)  PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(b)  DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) JANUARY 1, 1999 (COMMENCEMENT OF SHARE CLASS) TO MARCH 31, 1999. [END FOOTNOTES]

                                       28

                                                                                          CLASS S
                                                       ----------------------------------------------------------------------------
                                                                                    Years ended March 31
                                                       ----------------------------------------------------------------------------
PER SHARE DATA                                           1998(a)           1999(a)        2000(a)           2001(a)          2002(a)
 NET ASSET VALUE, BEGINNING OF YEAR ($)                   10.40            11.60            10.40            11.69            10.10
                                                         ------           ------           ------           ------           ------
   Net investment income ($)*                              0.25             0.27             0.29             0.30             0.23
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and futures
   contracts ($)                                           2.60            (0.34)            1.46            (0.29)            0.60
                                                         ------           ------           ------           ------           ------
 TOTAL FROM INVESTMENT OPERATIONS ($)                      2.85            (0.07)            1.75             0.01             0.83
                                                         ------           ------           ------           ------           ------
   Dividends from net investment income ($)               (0.25)           (0.25)           (0.25)           (0.24)           (0.25)
   Distributions from capital gains ($)                   (1.40)           (0.88)           (0.21)           (1.36)           (0.49)
                                                         ------           ------           ------           ------           ------
 TOTAL DISTRIBUTIONS ($)                                  (1.65)           (1.13)           (0.46)           (1.60)           (0.74)
                                                         ------           ------           ------           ------           ------
 NET ASSET VALUE, END OF YEAR ($)                         11.60            10.40            11.69            10.10            10.19
                                                         ======           ======           ======           ======           ======
 Total return (%)(b)                                      29.93            (0.41)           17.17             0.56             8.47
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year ($ thousands)                 26,648           15,149           23,316           26,917           26,821
 Expense ratio (%)*                                        1.03             1.03             1.05             1.19             1.11
 Expense ratio after expense reductions (%)*               1.03             1.02             1.04             1.17             1.10
 Ratio of net investment income
 to average net assets (%)*                                2.21             2.53             2.62             2.85             2.27
 Portfolio turnover rate (%)                             133.30           136.37           122.57           180.98           185.79
 *REFLECTS VOLUNTARY REDUCTION OF
 EXPENSES OF THESE AMOUNTS (%)                             0.02             --               --               --               --

[FOOTNOTES]
(a)  PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. [END FOOTNOTES]

                               BOARD OF TRUSTEES

[COLUMNS]
The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

RICHARD S. DAVIS
CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER,
State Street Research & Management Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD,
CHIEF EXECUTIVE OFFICER
AND PRESIDENT,
PictureTel Corporation

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE
AND OPERATIONS AND TREASURER,
The Pennsylvania State University

DEAN O. MORTON
FORMER EXECUTIVE VICE PRESIDENT,
CHIEF OPERATING OFFICER AND DIRECTOR,
Hewlett-Packard Company

SUSAN M. PHILLIPS
Dean, School of Business and Public
Management, George Washington
University, FORMER MEMBER of the Board of
Governors of the Federal Reserve System
and CHAIRMAN AND COMMISSIONER of the
Commodity Futures Trading Commission

TOBY ROSENBLATT
President, Founders Investments Ltd.,

MICHAEL S. SCOTT MORTON
JAY W. FORRESTER PROFESSOR OF
MANAGEMENT, Sloan School of
Management, Massachusetts
Institute of Technology

JAMES M. STOREY
ATTORNEY; FORMER PARTNER,
Dechert

                           FOR ADDITIONAL INFORMATION

[SIDEBAR]

IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[LOGO] STATE STREET RESEARCH

Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS (1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

[END SIDEBAR]

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

TICKER SYMBOLS
Class A                         SSAMX
Class B(1)                      SSMPX
Class B                         SSRMX
Class C                         SSMDX
Class S                         SSMCX

PROSPECTUS                                                          AA-2162-0502
SEC File Number: 811-4559                        Control Number: (exp0803)SSR-LD